SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

June 8, 2004

Date of Report (Date of earliest event reported)

DAIMLERCHRYSLER AUTO TRUST 2004-A

(Exact name of registrant as specified in its charter)

Delaware	333-75942-07	74-6523268

(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

500 Stanton Christiana, Newark, Delaware 19713

(Address of principal executive offices) (Zip Code)

(248) 427-2565

(Registrant’s telephone number, including area code)

Item 5. Other Events

     On the payment date June 8, 2004, payments were made to the holders of DaimlerChrysler Auto Trust Series 2004-A, Asset Backed Notes.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this Report:

     (a) Financial statement of businesses acquired:

None

     (b) Pro forma financial information:

None

     (c) Exhibits:

Exhibit 99:	Monthly report to holders of the Asset Backed Notes, Series 2004-A, relating to the June 8, 2004 Payment Date.

2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	DaimlerChrysler Auto Trust 2004-A (Registrant) DaimlerChrysler Services North America LLC, as Administrator

By:	/s/ Mark L. Davis

Mark L. Davis Assistant Controller

Date: June 18, 2004

3

INDEX TO EXHIBITS

Exhibit No.	Description
99	Monthly report to holders of the Asset Backed Notes, Series 2004-A, relating to the June 8, 2004 Payment Date.

4